COVER LETTER

TO: Amendment Section Division of Corporations

NAME OF CORPORATION: Kopjaggers, Inc.

DOCUMENT NUMBER: P10000016479

The enclosed Articles of Amendment and fee are submitted for filing. Please return all correspondence concerning this matter to the following:

John Castillo Eggermont

Name of Contact Person

Kopjaggers, Inc.

Firm/ Company

28325 Utica Road

Address

Roseville, MI 48066

City/ State and Zip Code

kopjaggersl@yahoo.com

E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Ross Collette

Name of Contact Person

at (586)  552-4412

Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

X $35 Filing Fee 0$43.75 Filing Fee & Certificate of Status	O$43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	0$52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address Amendment Section Division of Corporations P.O. Box 6327 Tallahassee, FL 32314	Street Address Amendment Section Division of Corporations Clifton Building 2661 Executive Center Circle Tallahassee, FL 32301

Kopjaggers, Inc.	Articles of Amendment to Articles of Incorporation of	FILED SECRETARY OF STATE TALLAHASSEE FLORIDA 13 SEP 25 PM 12:41

(Name of Corporation as currently filed with the Florida Dept. of State)

P10000016479

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

The new

name must he distinguishable and contain the word "corporation," ''company,- or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp, "Inc," or "Co". A professional corporation name must contain the word "chartered,- -professional association,- or the abbreviation "P.A.-

H. Enter new principal office address, if applicable:

(Principal office address MUST BE A STREET ADDRESS )

C.

Enter new mailing address, if applicable:  (Mailing address MAY BE A POST OFFICE BOX)

D.

If amending the registered agent and/or registered office address in Florida, enter the name of the  new registered agent and/or the new registered office address:

Name of New Registered Agent

(Florida street address)

New Registered Office Address:

, Florida

(City)

(Zip Code)

New Registered Agent's Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each OftiCer and/or Director being added:

(Attach additional sheets, if necessaty)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CEO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, 'Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change

PT

John Doe

X Remove

V

Mike Jones

X Add

SV

Sally Smith

Type of Action

Title

Name

(Check One)

1)

Change

Add Remove

2)

Change

Add

Remove

3 )

Change

Add

Remove

4)

Change

Add

Remove

5)

Change

Add Remove

6) Change Add Remove

E.

If amending or adding additional Articles, enter change(s) here:

(Attach additional sheets, if necessary).

(Be specific)

The number of authorized common stock is amended

from 10,000,000 common shares to 20,000,000 common shares.

F.

If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:  (if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption:                                          9/12/13  , if other than the date this document was signed.

Effective date if applicable:

(no more than 90 days after amendment file date)

Adoption of Amendment(s)

(CHECK ONE)

q

The amendment(s) was/were adopted by the shareholders, The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

q

The amendment(s) was/were approved by the shareholders through voting groups. The following statement must he separately provided for each voting group entitled to vote separately on the amendment(s):

"The number of votes cast for the amendment(s) was/were sufficient for approval by

(voting group)

X The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

q

The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

(Title of person signing)

                         s/s John Castillo Eggermont

(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of receiver, trustee, or other court appointed fiduciary by that fiduciary)

JOHN CASTILLO EGGERMONT

PRESIDENT, SECRETARY, DIRECTOR

Endnotes

Address

28325 Utica Road

Dated 9/12/13

Signature